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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 30, 1999



                            CHITTENDEN CORPORATION
                           (Exact name of Registrant
                           as specified in charter)


Vermont                                    0-7974           03-0228404
(State or other jurisdiction            (Commission         IRS Employer
of incorporation)                       File Number)        Identification No.)

Two Burlington Square, Burlington, Vermont                  05401
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (802) 660-1410



                                Not Applicable
                        (Former name or former address,
                         if changed since last report)
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ITEM 5.  OTHER EVENTS

Chittenden Corporation Press Release dated 07-22-99 (including the analyst informational addendum) attached to this Form 8-K as Exhibit 28.
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                                 INDEX TO EXHIBITS

EXHIBIT NUMBER                                                  PAGE NUMBER

  (28)  Additional Exhibits                                         5






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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice, Secretary